                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 19, 2001

                               JCC HOLDING COMPANY
               (Exact Name of Registrant as Specified in Charter)

DELAWARE                                    1-12095                             62-1650470
(State or Other Jurisdiction                (Commission File Number)            (IRS Employer
of Incorporation)                                                               Identification No.)


                                 One Canal Place
                           365 Canal Street, Suite 900
                          New Orleans, Louisiana, 70130
              (Address of Principal Executive Offices and Zip Code)

                                 (504) 533-6000
              (Registrant's telephone number, including area code)



ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         As previously reported, on January 4, 2001, we and our wholly owned subsidiaries filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the U.S. Bankruptcy Court for the Eastern District of Louisiana in New Orleans ("Bankruptcy Court"). The cases were styled In re JCC Holding Company, Debtor, Jointly Administered with Jazz Casino Company, L.L.C., JCC Canal Development, L.L.C., JCC Fulton Development, L.L.C. and JCC Development Company, L.L.C., case numbers 01-10086 Section "A," 01-10087, 01-10088, 01-10089, and 01-10090, respectively. During the period of our reorganization, we operated as debtors-in-possession under the Bankruptcy Code.

         On January 12, 2001, we filed the Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code as of January 12, 2001. On February 8, 2001, we filed the Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code as of February 8, 2001 (the "Plan"). On February 9, 2001, the Bankruptcy Court approved a Debtors' Joint Disclosure Statement as of February 8, 2001, ("Disclosure Statement") to be used in soliciting creditor votes on the Plan. A hearing on the confirmation of the Plan was held on March 19, 2001, and the Order Confirming Plan of Reorganization ("Confirmation Order") was entered on the same day ("Confirmation Date"). Under the terms of the Confirmation Order, certain conditions precedent, which were set forth in the Plan and the Confirmation Order, existed to the effectiveness of the Plan. These conditions precedent are described in more detail below. As used in the Plan and the Confirmation Order, the term "Effective Date" means the first business day (A) which is on or after the date of the entry of the Confirmation Order and (B) on which (i) the Confirmation Order is not stayed and (ii) all conditions to the effectiveness of the Plan have been satisfied or waived as provided in Article X of the Plan. The Effective Date will occur no later than March 31, 2001, unless extended in accordance with the terms of the Plan. Among other things, as described below, the Plan will result in the elimination of all of our outstanding common stock after which time such shares will no longer exist, may not be traded, and will not be reflected on our transfer records.

SUMMARY OF THE PLAN OF REORGANIZATION

         Set forth below is a summary of the material terms of the Plan, together with an indication of what our outstanding equity interests will be as of the Effective Date as well as our information regarding the assets and liabilities as of the latest practicable date. This summary is qualified in its entirety by reference to the Plan, the Disclosure Statement, the Supplement to the Disclosure Statement, and the Confirmation Order, copies of which are attached hereto as Exhibits 2.1, 2.2, 2.3, and 2.4, respectively. Capitalized terms used, but not defined, herein shall have the same meanings as in the Plan and The Disclosure Statement.

         In summary, the Plan divided claims and interests into the following classes and treats them as shown below:


                     GENERAL AND JAZZ CASINO CLASSIFICATIONS

CLASSES OF CLAIMS                       DESCRIPTION                                  TREATMENT

        A1               Other priority claims against Jazz          Full cash payment
                         Casino

        A2               Secured claims against Jazz Casino other    Each allowed claim will be reinstated
                         than the secured claims specified in        and rendered unimpaired; Jazz Casino
                         classes A3 through A9, A11, A13 and A14     may, in its discretion, assign, abandon,
                                                                     or surrender any property securing any
                                                                     secured claim in Class A2 to the holder
                                                                     of such secured claim, which will result
                                                                     in impaired treatment

        A3               Claims of HET and its affiliates against    (i) New Notes in the principal amount of
                         Jazz Casino arising under the HET/JCC       $49,707.79 and 5,032.47 shares of New
                         Agreement, including the DIP Loan Claim     Common Stock for each $100,000 of its
                                                                     allowed Class A3 claim up to $61.6
                                                                     million, and (ii) cash in an amount
                                                                     equal to its allowed Class A3 claim in
                                                                     excess of $61.6 million

        A4               Claims against Jazz Casino arising under    (i) pro rata share of New Notes in the
                         Tranche A-1 or Tranche A-3                  principal amount of $41,880,000 and (ii)
                                                                     cash in an amount equal to attorneys'
                                                                     fees and other out-of-pocket expenses
                                                                     payable under the Bank Credit Agreement

        A5               Claims against Jazz Casino arising under    New Notes in the principal amount of
                         Tranche A-2                                 $21,020,000

        A6               Claims against Jazz Casino arising under    2,500,000 shares of New Common Stock
                         the Revolving Loan

        A7               Claims against Jazz Casino under            (i) New Notes in the Principal amount of
                         Tranche B-1                                 $13,060,000 and (ii) pro rata share of
                                                                     1,734,068 shares of New Common Stock

        A8               Claims against Jazz Casino arising under    469,238 shares of New Common Stock in
                         Tranche B-2 or the Slot Lease               satisfaction of all Slot Lease claims,
                                                                     and nothing on account of Tranche B-2
                                                                     claims

        A9               Claims against Jazz Casino arising under    (i) New Notes in the principal amount of
                         the Senior Subordinated Notes               $84.90 and (ii) 21.6885 shares of New
                                                                     Common Stock for each $1,000 of
                                                                     principal amount of Senior Subordinated
                                                                     Notes

       A10               Casino operation-related claims against     Claim reinstated and cash paid in an
                         Jazz Casino                                 amount equal to the allowed amount of
                                                                     such claim, plus such additional amounts
                                                                     (if any as are necessary to render such
                                                                     claim unimpaired)

       A11               Extinguished HET claims against Jazz        No distribution
                         Casino

       A12               Unsecured claims against Jazz Casino        No distribution
                         other than class A10 unsecured Casino
                         operation-related claims


CLASSES OF CLAIMS                       DESCRIPTION                                  TREATMENT

       A13               Subordinated claims against Jazz Casino     No distribution

       A14               Claims against Jazz Casino arising under    No distribution
                         the Contingent Notes

       A15               Subsidiary Equity Interests                 Deemed transferred to holders of claims
                                                                     in Classes A2 through A9 and
                                                                     automatically contributed to JCC Holding




                           CLAIMS AGAINST JCC HOLDING


         CLASSES OF CLAIMS                 DESCRIPTION                                 TREATMENT

                 B1            Other Priority Claims against JCC          Full cash payment
                               Holding

                 B2            Secured Claims against JCC Holding other   Each allowed claim will be reinstated
                               than the Secured Claims specified in       and rendered unimpaired; JCC Holding
                               Classes B3 through B10                     may, in its discretion, assign, abandon,
                                                                          or surrender any property securing any
                                                                          secured claim in Class B2 to the holder
                                                                          of such secured claim, which will result
                                                                          in impaired treatment

                 B3            Claims of HET and its Affiliates against   Deemed to have received the distribution
                               JCC Holding arising under the HET/JCC      and/or other treatment such holder
                               Agreement, including all Claims arising    receives as a holder of a Class A3
                               under any JCC Holding guaranty thereof     claim, and no other distribution

                 B4            Claims against JCC Holding arising under   Deemed to have received the distribution
                               Tranche A-2 or Tranche A-3, including      and/or other treatment such holder
                               all Claims arising under any JCC Holding   receives as a holder of a Class A4
                               guaranty thereof                           claim, and no other distribution

                 B5            Claims against JCC Holding arising under   Deemed to have received the distribution
                               Tranche A-2, including all Claims          and/or other treatment such holder
                               arising under any JCC Holding guaranty     receives as a holder of a Class A5
                               thereof                                    claim, and no other distribution

                 B6            Claims against JCC Holding arising under   Deemed to have received the distribution
                               the Revolving Loan, including all Claims   and/or other treatment such holder
                               arising under any JCC Holding guaranty     receives as a holder of a Class A6
                               thereof                                    claim, and no other distribution

                 B7            Claims against JCC Holding arising under   Deemed to have received the distribution
                               Tranche B-1, including all Claims          and/or other treatment such holder
                               arising under any JCC Holding guaranty     receives as a holder of a Class A7
                               thereof                                    claim, and no other distribution

                 B8            Claims against JCC Holding arising under   Deemed to have received the distribution
                               Tranche B-2 or the Slot Lease, including   and/or other treatment such holder
                               all Claims arising under any JCC Holding   receives as a holder of a Class A8
                               guaranty thereof                           claim, and no other distribution

                 B9            Claims against JCC Holding arising under   Deemed to have received the distribution
                               the Senior Subordinated Notes, including   and/or other treatment such holder
                               all Claims arising under any JCC Holding   receives as a holder of a Class A9
                               guaranty thereof                           claim, and no other distribution

         CLASSES OF CLAIMS                 DESCRIPTION                                 TREATMENT

                B10            Claims against JCC Holding arising under   No distribution
                               the Contingent Notes, including all
                               Claims arising under any JCC Holding
                               guaranty thereof

                B11            Unsecured Claims against JCC Holding       No distribution

                B12            Claims against JCC Holding                 No distribution

                B13            Class A common Stock and Class B Common    No distribution
                               Stock of JCC Holding, together with all
                               options and warrants issued with respect
                               thereto


                            CLAIMS AGAINST JCC CANAL

         CLASSES OF CLAIMS                     DESCRIPTION                              TREATMENT

                 C1                Other Priority Claims against JCC       Full cash payment
                                   Canal

                 C2                Secured Claims against JCC Canal        Each allowed claim will be
                                   other than the Secured Claims           reinstated and rendered unimpaired;
                                   specified in Classes C3 through C10     JCC Canal may, in its discretion,
                                                                           assign, abandon, or surrender any
                                                                           property securing any secured claim
                                                                           in Class C2 to the holder of such
                                                                           secured claim, which will result in
                                                                           impaired treatment

                 C3                Claims of HET and its Affiliates        Deemed to have received the
                                   against JCC Canal arising under the     distribution and/or other treatment
                                   HET/JCC Agreement, including all        such holder receives as a holder of
                                   Claims arising under any JCC Canal      a Class A3 claim, and no other
                                   guaranty thereof                        distribution

                 C4                Claims against JCC Canal arising        Deemed to have received the
                                   under Tranche A-1 or Tranche A-3,       distribution and/or other treatment
                                   including all Claims arising under      such holder receives as a holder of
                                   any JCC Canal guaranty thereof          a Class A4 claim, and no other
                                                                           distribution

                 C5                Claims against JCC Canal arising        Deemed to have received the
                                   under Tranche A-2, including all        distribution and/or other treatment
                                   Claims arising under any JCC Canal      such holder receives as a holder of
                                   guaranty thereof                        a Class A5 claim, and no other
                                                                           distribution

                 C6                Claims against JCC Canal arising        Deemed to have received the
                                   under the Revolving Loan, including     distribution and/or other treatment
                                   all Claims arising under any JCC        such holder receives as a holder of
                                   Canal guaranty thereof                  a Class A6 claim, and no other
                                                                           distribution

                 C7                Claims against JCC Canal arising        Deemed to have received the
                                   under Tranche B-1, including all        distribution and/or other treatment
                                   Claims arising under any JCC Canal      such holder receives as a holder of
                                   guaranty thereof                        a Class A7 claim, and no other
                                                                           distribution

                 C8                Claims against JCC Canal arising        Deemed to have received the
                                   under Tranche B-2 or the Slot           distribution and/or other treatment
                                   Lease, including all Claims arising     such holder receives as a holder of
                                   under any JCC Canal guaranty thereof    a Class A8 claim, and no other
                                                                           distribution

         CLASSES OF CLAIMS                     DESCRIPTION                              TREATMENT

                 C9                Claims against JCC Canal arising        Deemed to have received the
                                   under the Senior Subordinated           distribution and/or other treatment
                                   Notes, including all Claims arising     such holder receives as a holder of
                                   under any JCC Canal guaranty            a Class A9 claim, and no other
                                   thereof                                 distribution

                C10                Claims against JCC Canal arising        No distribution
                                   under the Contingent Notes,
                                   including all Claims arising under
                                   any JCC Canal guaranty thereof

                C11                Unsecured Claims against JCC Canal      No distribution

                C12                Subordinated Claims against JCC         No distribution
                                   Canal


                         CLAIMS AGAINST JCC DEVELOPMENT

         CLASSES OF CLAIMS                  DESCRIPTION                              TREATMENT

                 D1             Other Priority Claims against JCC       Full cash payment
                                Development

                 D2             Secured Claims against JCC              Each allowed claim will be
                                Development other than the Secured      reinstated and rendered unimpaired;
                                Claims specified in Classes D3          JCC Development may, in its
                                through D10                             discretion, assign, abandon, or
                                                                        surrender any property securing any
                                                                        secured claim in Class D2 to the
                                                                        holder of such secured claim, which
                                                                        will result in impaired treatment

                 D3             Claims of HET and its Affiliates        Deemed to have received the
                                against JCC Development arising         distribution and/or other treatment
                                under the HET/JCC Agreement,            such holder receives as a holder of
                                including all Claims arising under      a Class A3 claim, and no other
                                any JCC Development guaranty thereof    distribution

                 D4             Claims against JCC Development          Deemed to have received the
                                arising under Tranche A-1 or            distribution and/or other treatment
                                Tranche A-3, including all Claims       such holder receives as a holder of
                                arising under any JCC Development       a Class A4 claim, and no other
                                guaranty thereof                        distribution

                 D5             Claims against JCC Development          Deemed to have received the
                                arising under Tranche A-2,              distribution and/or other treatment
                                including all Claims arising under      such holder receives as a holder of
                                any JCC Development guaranty thereof    a Class A5 claim, and no other
                                                                        distribution

                 D6             Claims against JCC Development          Deemed to have received the
                                arising under the Revolving Loan        distribution and/or other treatment
                                including all Claims arising under      such holder receives as a holder of
                                any JCC Development guaranty thereof    a Class A6 claim, and no other
                                                                        distribution

                 D7             Claims against JCC Development          Deemed to have received the
                                arising under Tranche B-1,              distribution and/or other treatment
                                including all Claims arising under      such holder receives as a holder of
                                any JCC Development guaranty thereof    a Class A7 claim, and no other
                                                                        distribution

                 D8             Claims against JCC Development          Deemed to have received the
                                arising under Tranche B-2 or the        distribution and/or other treatment
                                Slot Lease, including all Claims        such holder receives as a holder of
                                arising under any JCC Development       a Class A8 claim, and no other
                                guaranty thereof                        distribution

                 D9             Claims against JCC Development          Deemed to have received the
                                arising under the Senior                distribution and/or other treatment
                                Subordinated Notes, including all       such holder receives as a holder of
                                Claims arising under any JCC            a Class A9 claim, and no other
                                Development guaranty thereof            distribution

         CLASSES OF CLAIMS                  DESCRIPTION                              TREATMENT

                D10             Claims against JCC Development          No distribution
                                arising under the Contingent Notes,
                                including all Claims arising under
                                any JCC Development guaranty thereof

                D11             Unsecured Claims against JCC            No distribution
                                Development

                D12             Subordinated Claims against JCC         No distribution
                                Development





                            CLAIMS AGAINST JCC FULTON



         CLASSES OF CLAIMS                  DESCRIPTION                              TREATMENT

                 E1             Other Priority Claims against JCC       Full cash payment
                                Fulton

                 E2             Secured Claims against JCC Fulton       Each allowed claim will be
                                other than the Secured Claims           reinstated and rendered unimpaired;
                                specified in Classes E3  through E10    JCC Fulton may, in its discretion,
                                                                        assign, abandon, or surrender any
                                                                        property securing any secured claim
                                                                        in Class E2 to the holder of such
                                                                        secured claim, which will result in
                                                                        impaired treatment

                 E3             Claims of HET and its Affiliates        Deemed to have received the
                                against JCC Fulton arising under        distribution and/or other treatment
                                the HET/JCC Agreement, including        such holder receives as a holder of
                                all Claims arising under any JCC        a Class A3 claim, and no other
                                Fulton guaranty thereof                 distribution

                 E4             Claims against JCC Fulton arising       Deemed to have received the
                                under Tranche A-1 or Tranche A-3,       distribution and/or other treatment
                                including all Claims arising under      such holder receives as a holder of
                                any JCC Fulton guaranty thereof         a Class A4 claim, and no other
                                                                        distribution

                 E5             Claims against JCC Fulton arising       Deemed to have received the
                                under Tranche A-2, including all        distribution and/or other treatment
                                claims arising under any JCC Fulton     such holder receives as a holder of
                                guaranty thereof                        a Class A5 claim, and no other
                                                                        distribution

                 E6             Claims against JCC Fulton arising       Deemed to have received the
                                under the Revolving Loan, including     distribution and/or other treatment
                                all Claims arising under any JCC        such holder receives as a holder of
                                Fulton guaranty thereof                 a Class A6 claim, and no other
                                                                        distribution

                 E7             Claims against JCC Fulton arising       Deemed to have received the
                                under Tranche B-1, including all        distribution and/or other treatment
                                Claims arising under any JCC Fulton     such holder receives as a holder of
                                guaranty thereof                        a Class A7 claim, and no other
                                                                        distribution

                 E8             Claims against JCC Fulton arising       Deemed to have received the
                                under Tranche B-2 or the Slot           distribution and/or other treatment
                                Lease, including all Claims arising     such holder receives as a holder of
                                under any JCC Fulton guaranty           a Class A8 claim, and no other
                                thereof                                 distribution

         CLASSES OF CLAIMS                  DESCRIPTION                              TREATMENT

                 E9             Claims against JCC Fulton arising       Deemed to have received the
                                under the Senior Subordinated           distribution and/or other treatment
                                Notes, including all Claims arising     such holder receives as a holder of
                                under any JCC Fulton guaranty           a Class A9 claim, and no other
                                thereof                                 distribution

                E10             Claims against JCC Fulton arising       No distribution
                                under the Contingent Notes,
                                including all Claims arising under
                                any JCC Fulton guaranty thereof

                E11             Unsecured Claims against JCC Fulton     No distribution

                E12             Subordinated Claims against JCC         No distribution
                                Fulton


         The Bankruptcy Code requires two other categories of claims to receive specific treatment: (i) administrative claims (primarily costs of the bankruptcy proceedings and expenses of operating the Debtors' businesses) and (ii) unsecured priority tax claims. The Plan provides that all administrative claims will be paid in full (a) in cash on the later of the Effective Date and the day on which such claim becomes an allowed claim (but in no event after the tenth
(10th) Business Day), or (ii) such other treatment as may be agreed upon in writing by the applicable Debtor and such holder. The Plan provides that, except to the extent that the holder of an allowed priority tax claim agrees to a different treatment, the applicable Debtor shall pay to each holder of an allowed priority tax claim, at the sole option of such debtor, (i) cash in an amount equal to such allowed priority tax claim on the later of the Effective Date and the date such priority tax claim becomes an allowed priority tax claim, or as soon thereafter as is practicable (but in no event after the tenth (10th) business day after the later of those two dates), or (ii) equal quarterly cash payments in an aggregate amount equal to such allowed priority tax claim, together with interest at a fixed annual rate to be determined by the Bankruptcy Court or otherwise agreed to by the Debtors and such holder, over a period through the sixth anniversary of the date of assessment of such allowed priority tax claim, or such other terms determined by the Bankruptcy Court to provide the holder of such allowed priority tax claim deferred cash payments having a value, as of the effective date, equal to such allowed priority tax claim.

CANCELLATION OF OLD COMMON STOCK; NEW COMMON STOCK ISSUED UNDER THE PLAN

         On the Confirmation Date, we had 5,777,890 shares of Class A Common Stock, CUSIP #46611Q205, and 4,452,623 shares of Class B Common Stock, CUSIP #46511Q304, issued and outstanding. The Plan and Confirmation Order provide that on the Effective Date, all of our existing equity interests, including the Old Common Stock and all options, warrants and other rights with respect to the Old Common Stock will be cancelled, retired, and eliminated. On the Effective Date, we will issue 12,386,200 shares of new common stock ("New Common Stock") CUSIP #46611Q403. The New Common Stock will be distributed under the Plan as follows:

         (i) in consideration of, among other things, Harrah's Entertainment, Inc.'s ("HET") consent to the cancellation and extinguishment of all claims against the Debtors arising under the Revolving Credit Facility, the Tranche A-2 Term Loan, the Tranche B-2 Term Loan, the Slot Lease, the HET Junior Subordinated Credit Facility, the Completion Loan Guarantee, and the JCC Development Loan, it and its affiliates' agreement to waive all claims relating to existing defaults under the Management Agreement, the Administrative Services Agreement, the Forbearance Agreement, the Warrant Agreement, and any other pre-petition Claims against us and Harrah's Operating Company, Inc.'s ("HOCI") agreement to contribute the Slot Machines to JCC Holding, HET will receive 6,069,238 shares (49%) of the New Common Stock of JCC Holding;

         (ii) holders of Claims arising under the Tranche B-1 of the Bank Credit Facilities will receive 1,734,068 shares (14%) of our New Common Stock; and,

         (iii) holders of Claims arising under the Senior Subordinated Notes will receive 4,582,894 shares (37%) of our New Common Stock.

CANCELLATION OF OLD INDENTURES, NOTES, AND DEBENTURES; NEW SENIOR NOTES ISSUED UNDER THE PLAN

         Prior to the Confirmation Date, Jazz Casino had issued notes and debentures, guaranteed by us, JCC Development, JCC Canal, and JCC Fulton, consisting of (i) Senior Subordinated Notes due 2009, CUSIP #472143AA4, Senior Subordinated Notes due 2009 with Contingent Payments, CUSIP #472143AB2, (collectively, "the Notes"), and (ii) 8% Convertible Junior Subordinated Debentures due 2010, CUSIP #472143ACO, ("Convertible Junior Subordinated Debenture"). The Plan and Confirmation Order provide that on the Effective Date, except as otherwise provided in the Plan, (i) the Notes and Convertible

Junior Subordinated Debentures, and any Indentures related thereto, will be terminated and canceled, (ii) all liens granted under the Senior Subordinated Notes Indenture, and Contingent Note Indenture and Notes will be terminated and canceled, and (iii) all collateral pledged or otherwise granted as security for the Notes will be released by the applicable Indenture Trustee or Collateral Agent, and will be repledged to secure the New HET/JCC Agreement, New Revolving Credit Facility, and the New Notes. The Senior Subordinated Note Indenture Trustee, the Contingent Note Indenture Trustee, the Collateral Agent, and any other holder of any liens securing the Notes will execute and deliver all termination statements, mortgage releases and other instruments or documents reasonably requested by the Debtors to effectuate or evidence the release of any such liens.

         On the Effective Date, Jazz Casino will issue term notes in the aggregate amount of $124.5 million, which will mature 7 years from their issuance and bear interest and The London Interbank Offered Rate (`LIBOR") plus 275 basis points. The New Notes will be distributed under the Plan as follows:

         (i) the holders of Claims arising under Tranches A-1, A-3, B-1 of the Bank Credit Facilities will receive $54.94 million in New Notes;

         (ii) HET and its affiliates, as holders of Claims arising under the HET/JCC Agreement, Tranche A-2 of the Bank Credit Facilities, the Revolving Credit Facility, and Tranche B-2 of the Bank Credit Facilities, will receive $51.64 million in New Notes; and,

         (iii) the holders of Claims arising under the Senior Subordinated Notes will receive $17.94 million in New Notes.

AMENDED CHARTER AND BYLAWS

         On the Effective Date, we will amend our charter and bylaws. Our Amended Charter will authorize the issuance of 40,000,000 shares of New Common Stock having a par value of $0.01 per share. Of such authorized shares, 12,386,200 shares of New Common Stock, CUSIP #46611Q403, shall be issued on the Effective Date, as described above and in accordance with the terms of the Plan and Confirmation Order.

         On the Effective Date, our Board of Directors will initially consist of seven directors. Four of the initial directors will be selected by the Noteholders Committee and Bankers Trust Company ("BTCo."), (with each of such directors to be satisfactory to each of the Noteholders Committee and BTCo.), and three of the initial directors will be selected by HET. The three directors selected by HET will initially have one one-year, one two-year, and one three-year term, and the four directors selected by the Noteholders Committee and BTCo. will initially have one one-year, one two-year, and two three-year terms.

         Our Amended Charter and Bylaws will provide that for so long as our Board of Directors includes any director not nominated by HET or unaffiliated with HET, HET nominated/affiliated directors shall not be entitled to vote with respect to the following: (A) any transaction occurring after the Effective Date and not provided for in the Plan or the agreements and transactions contemplated thereby between HET and its affiliates (other us and our subsidiaries) on the one hand, and us and our subsidiaries on the other hand, where the value of the consideration exceeds a threshold to be established; or (B) the amendment after the Effective Date of (i) the Amended Management Agreement, (ii) the New Revolving Credit Facility, (iii) the New HET/JCC Agreement, or (iv) any other agreement entered into after the Effective Date of the Plan between HET and its affiliates (other than us and our subsidiaries) on the one hand, and us and our subsidiaries, on the other hand, where the anticipated value of the transactions contemplated thereby exceeds a threshold to be established. Our Amended Charter and Bylaws will provide that all such actions shall require a majority of the non-HET nominated or affiliated directors. Our Amended Charter and Bylaws also shall contain supermajority voting requirement provisions requiring the affirmative vote of the holders of not less than 90% of the outstanding New Common Stock with respect to the amendment of provisions relating to the number or election of directors or the approval of transactions described in this paragraph. Our Amended Charter and Bylaws will not contain any takeover protection provisions.

         Our Amended Charter will provide that the number of directors constituting our Board of Directors shall be seven. Our Board of Directors shall be divided into three classes. Accordingly, two directors (or three directors every third year) shall be elected at each annual meeting of stockholders following the Effective Date. Each holder of New Common Stock will be entitled to one vote per share in the election of directors and other matters requiring a vote of the stockholders.

         Subject to the provisions of the Amended Charter, the Amended and Restated Bylaws or other requirements of law, our Board of Directors will have the power to appoint our executive officers of JCC Holding and otherwise control our activities. Similarly, our Board of Directors shall have the indirect power to control the activities of our subsidiaries. We anticipate that we will pay reasonable director's fees to all of our independent directors (including but not limited to annual and per meeting fees, and, in the discretion of our Board of Directors, long-term compensation awards), will pay out-of-pocket expenses for all of our directors and will carry directors' insurance for the benefit of all of our directors.




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OTHER CONDITIONS PRECEDENT

         The Plan provides for us to obtain all necessary and appropriate approvals, consents, waivers, and permits and licenses or modifications thereof from the Louisiana Gaming Control Board ("LGCB"), the State of Louisiana ("State") and the City of New Orleans ("City") and their respective agencies and instrumentalities as of the Effective Date, and all such approvals are expected to be obtained. The Plan also contemplates that the State fix Jazz Casino's annual minimum payment obligations to the Louisiana Gaming Control Board at $50 million commencing April 1, 2001, and $60 million each year thereafter. The State legislature passed the legislation authorizing the necessary modifications to the Casino Operating Contract, and the Governor of Louisiana signed the legislation on March 21, 2001. The Plan further contemplates a reduction of at least $5 million in the amounts required to be paid under Jazz Casino's agreements with the City and Rivergate Development Corporation ("RDC"). The City Council authorized the $5 million reduction in payments on March 15, 2001.

         In addition to the cancellation of certain agreements, instruments and documents, the conditions precedent to the effectiveness of the Plan and Confirmation Order include, among other things, the following:

         (i) execution and delivery of the second and third amendments to the Amended and Renegotiated Casino Operating Contract, which will include the revised annual minimum payments to be made to the Louisiana Gaming Control Board, and provide a minimum payment guarantee of those payments;

         (ii) issuance of the New Notes pursuant to the New Note, CUSIP #472143AD8, pursuant to the New note Indenture concurrently with the occurrence of the Effective Date;

         (iii) execution and delivery of the New Revolving Credit Facility documentation, by which Jazz Casino will have up to $35 million available for working capital purposes under a new revolving line of credit to be provided by Harrah's Entertainment or a third party lender;

         (iv) issuance and distribution of the New Common Stock concurrently with the occurrence of the Effective Date;

         (v) execution and delivery of the Amended Canal Street Casino Lease with the Rivergate Development Corporation and the City of New Orleans;

         (vi) execution and delivery of the Amended Management Agreement, under which Harrah's New Orleans Management Company ("Manager") will continue to manage the Casino; and,

         (vii) execution and delivery of the New HET/JCC Agreement, under which Harrah's Entertainment, Inc. and Harrah's Operating Company, Inc. will provide a new minimum payment guaranty to the Louisiana Gaming Control Board (the "New Minimum Payment Guaranty"), which guaranty will secure Jazz Casino's annual minimum payment obligation to the Louisiana Gaming Control Board. The obligation to provide this guaranty ends on March 31, 2005 and no assurance can be given that a replacement guaranty can be obtained.

ASSETS AND LIABILITIES AS OF CONFIRMATION

         The Disclosure Statement, dated February 8, 2001, included a Pro Forma Condensed Consolidated Balance Sheet showing our estimated assets to be $326.5 million, estimated liabilities and long term debt of $202.6 million and estimated stockholder's equity of $123.9 million as of March 31, 2001. It must be noted that these estimates were based in part on a valuation of the enterprise resulting from projected operating results which assumed payment to the Louisiana Gaming Control Board of the minimum required payment or 18.5% of gross gaming revenues per annum. This was the payment obligation reflected in the financial projections attached to the Disclosure Statement. The assumptions supporting those projections, however, noted the possibility of a higher rate as a result of pending legislative activity. Based on the actions of the Louisiana legislature, the actual rate beginning April 1, 2001, will in fact be the greater of the minimum required payment or 21.5% of gross gaming revenues. The minimum required payment will be $50 million in the first year and $60 million in successive years. This new rate adversely changes the projected value of our assets and equity presented in the Disclosure Statement. Estimated stockholders equity as of March 31, 2001, based on the revised assumptions including the higher gaming payment, would be approximately $63.8 million. Based on the advice of our investment advisors, we do not believe this difference in valuation materially impacts the feasibility of the Plan or our ability to make the payments required thereunder.

SPECIAL CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

         This Current Report on Form 8-K includes forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including in particular the statements about projected revenues and operations. The words "expect," "anticipate," "intend," "plan," "believe," "seek," "estimate," and similar expressions identify forward-looking statements. Although we believe that the plans, objectives, expectations, and prospects reflected in or suggested by such forward-looking statements are reasonable, such statements involve uncertainties and risks, and we cannot






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

assure that such plans, objectives, expectations and prospects will be achieved. Important factors that could cause actual results to differ materially from the results anticipated by the forward-looking statements include (i) our ability to achieve profitability after and based upon our plan of reorganization, (ii) our ability to compete regionally with gaming operations now permitted to engage in dockside gaming as a result of recent legislation and (iii) our ability to achieve profitable operations with a reduced but still substantial tax obligation to the State of Louisiana, as well as other general factors that are set forth in our Annual and Quarterly Reports on Forms 10-K and 10-Q filed with the Securities Exchange Commission. All forward-looking statements attributable to us are expressly qualified in their entirety by these cautionary statements.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.

         (c)  Exhibits.

         The following exhibits are filed herewith:

         2.1 Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code As Of February 8, 2001

         2.2      Debtors' Joint Disclosure Statement As Of February 8, 2001

         2.3      Supplement to Disclosure Statement

         2.4      Order Confirming Plan of Reorganization





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



SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


JCC HOLDING COMPANY
(REGISTRANT)

         /s/   L. Camille Fowler
         --------------------------------------------------
         L. Camille Fowler
         Vice President - Finance, Secretary and Treasurer


Date:  March 29, 2001





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



                                INDEX TO EXHIBITS

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------

2.1 Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code As Of February 8, 2001

2.2               Debtors' Joint Disclosure Statement As Of February 8, 2001

2.3               Supplement to Disclosure Statement

2.4               Order Confirming Plan of Reorganization



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